Exhibit 99.2

FOURTH QUARTER AND FULL YEAR 2021 EARNINGS PRESENTATION March 1 , 2022 XXII

CAUTIONARY NOTE ON FORWARD - LOOKING STATEMENTS This presentation contains forward - looking statements concerning our business operations, and financial performance and conditions, as well as our plans, objectives, and expectations for our business operations and financial performance and conditions that are subject to risks and uncertainties. All statements other than those of historical fact are forward - looking statements. These types of statements typically contain words such as “ aim, ” “ anticipate, ” “ assume, ” “ believe, ” “ could, ” “ due, ” “ estimate, ” “ expect, ” “ goal, ” “ intend, ” “ may, ” “ objective, ” “ plan, ” “ potential, ” “ positioned, ” “ predict, ” “ should, ” “ target, ” “ will, ” “ would ” and other similar expressions that are predictions of or indicate future events and future trends. Forward - looking statements are based on current expectations, estimates, forecasts, and projections about our business, the industry in which we operate, and our management ’ s beliefs and assumptions. 2 These statements are not guarantees of future performance or development and involve known and unknown risks, uncertainties, and other factors that are in some cases beyond our control. All forward - looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those estimated. The contents of this presentation should be considered in conjunction with the risk factors, warnings, and cautionary statements contained in the Company’s annual, quarterly, and other reports filed with the U.S. Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward - looking statement as a result of new information, future events, or otherwise, except as required by law.

22nd Century Group, Inc.

VLN® HELPS YOU SMOKE LESS

Launching VLN® in the U.S. pilot market and select international markets

- Secured VLN® MTRP authorization December 23, 2021
- FDA mandated additional data-driven claim 'Helps You Smoke Less' on every package
- Pilot launch in 150+ Chicago metro Circle K stores in March 2022; readying for full national launch
- Expanding retail channel with additional regional and national partners
- Opened licensing discussions to expand market access to RNC tobacco products
- Preparing first international VLN® shipment to South Korea for late 1Q 2022


VLN
America's Lowest Nicotine Cigarette
Helps you smoke less.
VLN® smells, burns, and tastes like a conventional cigarette, but greatly reduces your nicotine consumption.
HELPS YOU SMOKE LESS
VLN
95% LESS NICOTINE
Nicotine is addictive. Less nicotine does NOT mean safer. All cigarettes can cause disease and death.
MENTHOL
VLN
95% LESS NICOTINE
Nicotine is addictive. Less nicotine does NOT mean safer. All cigarettes can cause disease and death.

*Trade dress subject to change.

Tobacco Hemp/Cannabis Hops Financials

THE FIRST AND ONL Y COMBUSTIBLE CIGARETTE MRTP 5 ▪ FDA authorized VLN® King and VLN® Menthol King MRTPs on December 23, 2021 ▪ FDA added the data - driven claim “Helps You Smoke Less” and authorized all requested claims ▪ Rather than just shifting smokers to another highly addictive, nicotine - laden product, we are focused on helping smokers reduce their nicotine consumption and smoke less .. *Trade dress subject to change. “ We know that three out of four adult smokers want to quit and the data on these products show they can help addicted adult smokers transition away from highly addictive combusted cigarettes. ” - Mitch Zeller, FDA Center for Tobacco Products.

READYING FOR U.S. PILOT MARKET LAUNCH Pilot launch leading to national rollout with current and additional retail partners ▪ 62,000 sq. ft. manufacturing facility in NC producing and shipping VLN® cigarettes; ready to increase production ▪ Circle K is pilot retail partner, which has more than 7,000 locations ▪ Chicago metro pilot program at 150+ Circle K sites will test, measure, and refine marketing materials to maximize VLN®’s broad commercial success ▪ Additional partners in discussion that add regional and national distribution access 6

22 ND CENTURY'S VLN® PILOT WILL EMPHASIZE TRIAL, REPEAT PURCHASE, AND ADVOCACY BY ADULT SMOKERS. PILOT MARKET: CHICAGO Pilot launch leading to national rollout with current and additional retail partners 7 ▪ 3rd largest U.S. City ▪ Illinois is the 2nd most expensive cigarette market in the U.S. ▪ Diverse population ▪ Smoking rate of 12.7% ▪ 335,000+ metro smokers ▪ 1.2M+ Chicagoland smokers ▪ VLN® King and VLN® Menthol King will both be sold in the pilot

READY TO ADVANCE TO FULL NATIONAL ROLL - OUT AFTER PILOT PROGRAM PILOT PARTNER: CIRCLE K Pilot launch leading to national rollout with current and additional retail partners 8 ▪ 2 nd largest national C - store chain, 7,000 + stores ▪ 150 + identified Chicago metro pilot stores currently sell in excess of 10 million packs of cigarettes annually ▪ VLN® will have a premium shelf position, immediately below Marlboro ▪ Pilot program will include hundreds of thousands of direct marketing impressions in - store, full advertising support and more

9 ▪ First shipment to South Korea by end of March ▪ High smoking rate – 1 in 3 adult men are smokers ▪ Large alternative cigarette market channels ▪ Strong government support for its “tobacco endgame” plan ▪ Launch partner in place ▪ Targeting additional key markets in Asia and Europe where regulations require minimal interaction with regulators 9 GLOBAL MARKETS: LAUNCH IN SOUTH KOREA

SUPPORTING A MENTHOL BAN & NICOTINE CAP ▪ FDA continues to advance its menthol and reduced nicotine content mandates. The Agency has sent their proposed rule to prohibit menthol cigarettes to the Office of Management and Budget. ▪ By banning menthol and reducing nicotine in all cigarettes, the science shows that smokers will more easily quit smoking nicotine or migrate to less toxic products. ▪ With our MRTP in hand, 22 nd Century could have the only combustible menthol cigarette on the market exempt from the menthol ban, providing a critical off - ramp for menthol smokers. ▪ Shipping an additional 3 million research cigarettes, including menthol, this month for studies underpinning FDA ’ s reduced nicotine content and menthol ban proposals. 10

Tobacco Hemp/Cannabis Hops Financials

First Hamp/Cannabis Revenue in Q4 2021 ▪ First biomass sales in Q4 2021 ▪ Three - party IP agreement for Anandia biosynthetic IP ▪ Follow - on distillate/isolate sales Q1 2022 ▪ USDA Organic Certification under 7 CFR Part 205 2022+ Commercial Accelerant Opportunities ▪ Readying next - generation plant lines and IP tailored to customer needs in 2022/2023 ▪ Line of sight to monetization across medical, recreational, and consumer product applications MOVING TO REVENUE IN HEMP/CANNABIS 12 22 nd Century has established a leadership position in genetic IP critical to hemp/cannabis achieving its full commercial potential.

BREAKTHROUGH IN FUNCTIONAL TRANSFORMATION 13 ▪ Breakthrough in proprietary plant transformation leading to clear protein expression by the introduced genes ▪ Allows 22 nd Century Group to target specific hemp/cannabis biosynthesis pathways and engineer the modification of cannabinoids ▪ Typically only used by the largest plant science companies such as Bayer/Monsanto, Corteva and Syngenta ▪ Unlocks additional revenue opportunities from new plant lines with higher commercial value at accelerated rates, lower cost and lower risk

Tobacco Hemp/Cannabis Hops Financials

Introduce new agronomic traits to improve disease/pest resistance and plant architecture to increase crop yields in leading hop strains that are already well - accepted by the brewing industry. Increase hops content of hops active molecules that drive the beer industry, such as alpha and beta acids, plus new compounds like terpenoids and flavonoids not generally associated with hops to produce new, disruptive, unique, and proprietary aromatic hop flavor profiles. Increase hops content of active molecules with health and wellness applications as extracts/distillates in functional foods and beverages, nutraceuticals, and pharmaceuticals ( xanthohumol and 8 - prenylnaringenin). 1 2 3 15 22ND CENTURY’S HOPS VALUE PROPOSITION Hops Growers Industry Leadership Consumer Goods and Nutraceutical Companies 22 nd Century is leveraging its experience with tobacco and hemp/cannabis, a close hop relative, to accelerate the development of proprietary specialty hop varieties or valuable traits.

Tobacco Hemp/Cannabis Hops Financials

FOURTH QUARTER 2021 FINANCIAL HIGHLIGHTS Net Sales Gross Profit Gross Profit Margin Operating Loss Cash and Cash Equivalents 4Q 2021 $8.0M $387K 4.9% $(9.0)M $48.7M 4Q 2020 $7.3M $588K 8.1% $(6.2)M $22.3M 17 CMO activities fund the cost of facilities needed to manufacture VLN® reduced nicotine tobacco products for the U.S. and global launch.

FULL YEAR 2021 FINANCIAL HIGHLIGHTS Net Sales Gross Profit Gross Profit Margin Operating Loss Cash and Cash Equivalents FY 2021 $30.9M $2.1M 6.7% $(28.4)M $48.7M FY 2020 $28.1M $1.4M 5.1% $(19.2)M $22.3M 18 CMO activities fund the cost of facilities needed to manufacture VLN® reduced nicotine tobacco products for the U.S. and global launch.

FULL YEAR 2021 FINANCIAL HIGHLIGHTS Quarter Ended Dollar amounts in millions December 31, 2021 December 31, 2020 Cash and cash equivalents 1 $ 48.7 $ 22.3 Total assets 2 $ 76.0 $ 51.7 Total liabilities 3 $ 9.9 $ 7.6 Total shareholders' equity 4 $ 66.1 $ 44.1 19 Balance sheet aligned to partner - focused VLN® launch and continued R&D activity across all three franchises. 1 .. Cash and cash equivalents includes short - term investment securities. 2 .. Total assets is the sum of total current assets, total property, plant and equipment, and total other assets including inta ngi ble assets, net, Investments and convertible note. 3 .. Total liabilities includes current liabilities and long - term liabilities and excludes shareholders ’ equity. 4 .. Total shareholders ’ equity excludes any liabilities.

22nd Century Group, Inc.

2022 PRIORITIES & AREAS OF FOCUS

Tobacco Franchise

01 Launching VLN® in U.S. and International Markets
- Launching VLN® Chicago pilot with Circle K
- Engaging with multiple retail trade partners to support national launch capabilities post-pilot
- First VLN® international launch in South Korea
- Ramping manufacturing capabilities

02 Advocating for proposed menthol ban and nicotine cap policies
- FDA progress on menthol ban
- MRTP positions VLN® as possibly the only menthol cigarette still available
- Favorable political climate

Hemp/Cannabis & Hops Franchises

03 Expanding upstream hemp/cannabis revenue
- Initiated hemp/cannabis biomass sales and IP licensing activities
- Expanding available plant lines for 2022 and 2023
- Achieved hemp/cannabis breakthrough in plant transformation

04 Positioning for launch in hops market
- Building out commercial partnerships
- Targeting specific applications and benefits of interest to key hops growers
- Faster route to commercialization than first two franchises

Financial

05 Balance sheet strength to fuel partner-focused commercialization strategy
- $49 million in growth capital to support VLN® national launch
- Leveraging partner footprint and marketing capabilities for low-cost, high-impact approach
- Deploying capital to fuel U.S. VLN® launch, commence international sales of VLN®, accelerate cannabis commercialization, and launch hops franchise

20

21 Q&A

CONTACT INFORMATION INVESTOR RELATIONS & MEDIA CONTACT Mei Kuo 22nd Century Group, Inc. Director, Communications & Investor Relations T: 716 - 300 - 1221 mkuo@xxiicentury.com Matt Kreps Darrow Associates Investor Relations T: 214 - 597 - 8200 mkreps@darrowir.com

Application Targeted Benefit Zero/Undetectable THC and High CBD Zero/Undetectable THC and High CBG Crop loss due to hemp going “hot” (exceeding 0.3% THC content) is a common industry issue. Zero THC helps growers stay under the allowed threshold, reduce crop losses, and reduce processing cost while high CBD and CBG increase yields. Consumers and CPG brands get zero THC content. Stable High THC Targeting disruptive lines with 30 - 40% stable yield of pure THC, well above unpredictable yields in current strains Yield Enhancement Increase in cannabinoid content in the flower and the rest of the plant for overall increased plant yields Powdery Mildew Resistance Crop loss can be as much as 25% of the crop yield depending on the region, growth method and year. Divaric Acid (CBDV) – A non psychoactive minor cannabinoid with demonstrated anti - epileptic and anti - convulsive action ( Epidiolex ) Increase of yields of CBDV to a stable 4 - 8%, making it more accessible for use in medical research and commercialization. Low Terpene and New Terpenes Profiles Reduce the terpenes responsible for undesirable aromas and the development of new combinations of terpenes desirable to consumers 23 KEY INITIAL HEMP/CANNABIS PROGRAMS 22nd Century is advancing a broad funnel of hemp/cannabis plant lines & IP designed to address specific industry needs.

Application Targeted Benefit Agronomic traits/powdery mildew, downey mildew, fusarium, and wireworm (disease resistance/pest resistance) Crop loss can be as much as 30% of the yield depending on region and year Architecture traits/ratio cone/biomass and lupulin density Success can generate 20 - 60% increase in yield Consumer traits/Alpha and Beta acids in beer are industry drivers Stabilize the content and tailor to meet specific requirements from brewers Terpenoids/flavonoids (oils) are new flavor drivers Creating new disruptive, unique and proprietary aromatic hops flavor profiles for the brewing industry. Xanthohumol and 8 - prenylnaringenin potential nutraceuticals and pharmaceuticals Addressing a broad range of opportunities including managing anxiety, inducing calm, addressing sleeping disorders, resolving stomach problems, and other wellness applications 22nd Century is actively engaged in discussions with multiple hops growers and consumer product partners to develop specific desired traits. 24 KEY INITIAL HOPS OPPORTUNITIES